UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

June 22, 2004

QORUS.COM, INC.

(Exact name of registrant as specified in charter)

Florida

(State or other Jurisdiction of Incorporation or Organization)

0-27551	65-0358792
(Commission File Number)	(IRS Employer Identification No.)

936A Beachland Boulevard, Suite 13 Vero Beach, FL 32963
(Address of Principal Executive Offices and zip code)

(772) 231-7544

(Registrant’s telephone

number, including area code)

2700 Patriot Boulevard

Suite 150

Glenview, IL 60025

(Former Name or Former Address, if Changed Since Last Report)

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1. Changes in Control of Registrant.

Description of Change in Control Transaction

On June 22, 2004, Qorus.com, Inc. (the “Company”) consummated the transactions contemplated by the Securities Purchase Agreement (the “Purchase Agreement”) dated June 10, 2004, by and among the Company, Keating Reverse Merger Fund, LLC (“KRM Fund”), Thurston Interests, LLC (“Thurston”) and certain other shareholders of the Company (the “Other Shareholders”). A copy of the Purchase Agreement was filed as Exhibit 99 to the Company’s Form 8-K filed on June 16, 2004 and is incorporated herein by reference.

Prior to entering into the Purchase Agreement, the Company and Thurston entered into an agreement whereby the Company’s debt owed to Thurston was reduced by 72.5%, with all interest accrued and being paid thereon being waived. As a result, the Company’s debt owed to Thurston in the principal amount of $4,686,799, together with accrued interest, was satisfied by the Company’s issuance of a convertible promissory note in the principal amount of $1,228,869.75 (the “First Note”) and a convertible promissory note in the principal amount of $60,000 (the “Second Note”) to Thurston. The First Note and the Second Note are convertible, at the election of the holder, into shares of the Company’s common stock at a price of $0.05 per share. The Company also settled with an unrelated party a debt in the amount of $100,000, together with accrued interest, by the issuance of a $27,500 note which was convertible, at the election of the holder, into shares of the Company’s common stock at $0.05 per share.

Pursuant to the Purchase Agreement, (i) Thurston and the Other Shareholders sold 8,856,064 shares of the common stock of the Company to KRM Fund, for a purchase price of approximately $0.038 per share; (ii) Thurston sold the First Note to KRM Fund; (iii) KRM Fund converted the First Note into 24,577,395 shares of the Company’s common stock, at conversion price of $0.05 per share; and (iv) the Company issued KRM Fund 1,000,000 shares of the Company’s common stock for a total purchase price of $50,000, or $0.05 per share. Additionally, Thurston converted the Second Note into 1,200,000 shares of the Company’s common stock, at a conversion price of $0.05 per share.

Immediately following the closing of the Purchase Agreement, KRM Fund purchased from an unrelated party a convertible promissory note issued by the Company in the principal amount of $27,500, which was convertible into shares of the Company’s common stock at a conversion price of $0.05 per share. KRM Fund in turn converted this note into 550,000 shares of the Company’s common stock.

As of the date of this Current Report, the Company has 43,024,800 shares of common stock outstanding. KRM Fund owns 34,983,459 shares of the Company’s common stock, or approximately 81.3% of the outstanding shares, Thurston and its controlling persons and affiliates own 1,310,253 shares, or approximately 3.1% of the outstanding shares, and the remaining shareholders of the Company own 6,731,088 shares, or approximately 15.6% of the outstanding shares.

Effective as of the closing of the Purchase Agreement, Patrick J. Haynes, III resigned as the Chief Executive Officer and a Director, Robert T. Isham, Jr. resigned as a Director, Thomas C. Ratchford resigned as the Chief Financial Officer, and Kevin R. Keating was appointed as the sole Director, President, Treasurer and Secretary of the Company. Concurrently, the principal executive office of the Company was moved to 936A Beachland Boulevard, Suite 13, Vero Beach, FL 32963.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the Company’s common stock beneficially owned as of the date of this Current Report for (i) each shareholder the Company known to be the beneficial owner of 5% or more of the Company’s outstanding common stock; (ii) each of the Company’s executive officers and directors; and (iii) all executive officers and directors as a group. As of the date of this Current Report, 43,024,800 shares of the Company’s common stock are outstanding.

Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Beneficial Ownership
Keating Reverse Merger Fund, LLC 5251 DTC Parkway, Suite 1090 Greenwood Village, Colorado 80111	34,983,459	81.3%
Kevin R. Keating	0	0%
All executive officers and directors as a group (1 person)	0	0%

Item 2. Acquisition or Disposition of Assets.

Not Applicable.

Item 3. Bankruptcy or Receivership.

Not Applicable.

Item 4. Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5. Other Events.

Proposed Operation

The Company has no material assets, liabilities or ongoing operations. Nevertheless, management believes that it may be able to recover some value for its shareholders by the adoption and implementation of a plan to seek, investigate and, if the results of such investigation warrant, effect a business combination with a suitable privately held company that has both business history and operating assets. Our potential success will be primarily dependent on the efforts and abilities of our new management team, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

Management believes that the selection of a business opportunity will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, our new management team believes that there are numerous privately held companies seeking the perceived benefits of becoming a publicly held corporation. Such perceived benefits may include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing stock incentives or similar benefits to key employees, providing liquidity for all stockholders and other factors.

Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis extremely difficult and complex. Our new management team believes we will only be able to participate in one business venture. This lack of diversification should be considered a substantial risk because it will not allow us to offset potential losses from one venture against gains from another.

Management believes the Company will offer owners of a suitable privately held company the opportunity to acquire a controlling ownership interest in a public company:

•	in less time than would be required for a traditional initial public offering (“IPO”);

•	for less out-of-pocket cost than would be required for a traditional IPO; and

•	with a greater degree of certainty that the transaction will ultimately close.

Nevertheless, the owners of any target company that we select will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, the costs of preparing a Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with future reporting under the Exchange Act.

While our management team believes that the Company will be able to enter into a business combination, there can be no assurance as to how much time will elapse before a business combination is effected, if ever.

In the event that a business combination is consummated, it is likely that our present shareholders will own only a small minority interest in the combined companies. In addition, as part of the terms of an acquisition transaction, our current officers and directors will ordinarily resign and be replaced by new officers and directors selected by the target company. Management does not intend to obtain shareholder approval prior to consummating any acquisition other than a statutory merger.

Item 6. Resignations of Registrant’s Directors.

Not Applicable.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

The following unaudited pro forma balance sheet of the Company as of March 31, 2004, and the unaudited pro forma statement of operations for the three months ended March 31, 2004 and for the twelve months ended December 31, 2003 give effect to: (i) a 72.5% reduction in the principal amount of $4,686,799 of related party debt, together with a waiver of accrued interest thereunder, which is treated as a contribution of capital; (ii) a 72.5% reduction in the principal amount of $100,000 of non-related party debt, together with a waiver of accrued interest thereunder; (iii) the assumption of $200,000 of related party debt, together with accrued interest thereunder, by Thurston, which is treated as a capital contribution; (iv) the assumption of certain other liabilities by Thurston; (v) the conversion of $1,316,369 of debt into 26,327,395 shares of the Company’s common stock; and (vi) the issuance of 1,000,000 shares of the Company’s stock (the “Transactions”).

The unaudited pro forma information is based on the historical financial statements of the Company giving effect to the assumptions and adjustments in the accompanying notes to the unaudited pro forma financial statements.

The unaudited pro forma balance sheet assumes the Transactions were consummated on March 31, 2004. The unaudited pro forma statements of operations give effect to the Transactions, as if they had occurred at the beginning of the earliest period presented. The unaudited pro forma statements have been prepared by the Company’s management based upon the historical financial statements of the Company. These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the Transactions had taken place on the dates indicated.

Qorus.com, Inc.

Pro Forma Balance Sheet as of March 31, 2004

(Unaudited)

	Historical March 31, 2004	Pro Forma Adjustments		Pro Forma March 31, 2004
ASSETS

CURRENT ASSETS:
Cash	$12,669	$50,000	(1)	$62,669

TOTAL ASSETS	$12,669	$50,000		$62,669

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$146,798	$(146,798	)(2)	$—
Accrued expenses due to related parties	1,831,034	(1,831,034	)(3)	—
Accrued expenses due to non-related parties	—	—	(4)	—
Notes payable to related parties	4,786,799	(4,786,799	)(5)	—
Notes payable to non-related parties	—	—	(6)

Total current liabilities	6,764,631	(6,764,631)		—

LONG TERM LIABILITIES:
Long-term debt to related party	200,000	(200,000	)(7)	—

SHAREHOLDERS’ EQUITY (DEFICIT):
Preferred stock, par value $0.01	—	—		—
Common stock, par value $0.001	18,707	27,327	(8)	46,034
Additional paid-in-capital	9,900,319	6,701,758	(9)	16,602,077
Accumulated deficit	(16,867,978)	285,545	(10)	(16,582,433)
Treasury stock at cost	(3,010)			(3,010)

Total shareholders’ equity (deficit)	(6,951,962)	7,014,631		62,669

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)	$12,669	$50,000		$62,669

(1)	To reflect proceeds from sale of 1,000,000 shares of common stock to Keating Reverse Merger Fund, LLC

(2)	To reflect assumption of non-related party liabilities by Thurston Interests, LLC
(3)	To reflect: (i) cancellation of accrued interest of $1,756,765 under related party notes, which is treated as a capital contribution; (ii) the reclassification of $66,247 of accrued interest under a note purchased by a non-related party to accrued expense to non-related party; and (iii) the assumption of $8,022 of accrued interest expense under a related party, long-term note by Thurston Interests, LLC, which is treated as a capital contribution
(4)	To reflect: (i) the reclassification of $66,247 of accrued interest under a note purchased by a non-related party to accrued expense to non-related party; and (ii) the cancellation of said accrued interest by a non-related party
(5)	To reflect (i) reduction of $3,397,929 in principal under related party debt, which is treated as capital contribution; (ii) conversion of the remaining principal amount of $1,288,870 under the related party debt into 25,777,395 shares of common stock; and (iii) reclassification of $100,000 of related party debt into non-related party debt as a result of purchase by non-related party
(6)	To reflect (i) reclassification of $100,000 of related party debt into non-related party debt as a result of purchase by non-related party, (ii) the reduction of $72,500 in principal under the non-related party debt; and (iii) the conversion of the remaining principal of $27,500 into 550,000 shares of common stock
(7)	To reflect assumption of long term related party debt of $200,000 by Thurston Interests, LLC
(8)	To reflect issuance of 27,327,395 shares of common stock
(9)	To reflect (i) reduction of $3,397,929 of related party debt, (ii) waiver of $1,756,765 of accrued interest under related party debt, (iii) conversion of $1,316,369 of notes to common stock; (iv) $50,000 proceeds from sale of common stock; and (v) the assumption of long term related party debt of $200,000, together with accrued interest of $8,022, by Thurston Interests, LLC, which is treated as a contribution to capital
(10)	To reflect (i) transfer of $146,798 of accounts payable and accrued expenses to Thurston Interests, LLC; (ii) forgiveness of $66,247 of accrued interest payable on non-related party debt; and (iii) reduction in principal amount of non-related party debt by $72,500

Qorus.com, Inc.

Pro Forma Statement of Operations for the Three Months Ended March 31, 2004

(Unaudited)

	Three Months Ended March 31, 2004
	Historical	Pro Forma Adjustments		Pro Forma
REVENUES	$—	$—		$—
COST OF REVENUES	—	—		—
GROSS PROFIT (LOSS)	—	—
OPERATING EXPENSES:		—
General and administrative	26,847			26,847

LOSS FROM OPERATIONS	(26,847)	—		(26,847)
OTHER INCOME (EXPENSE):
Interest expense	(127,000)	127,000	(1)	—
Other income	370,618 (2)	—	(3)	370,618

INCOME BEFORE INCOME TAXES	216,771	127,000		343,771
INCOME TAXES	—

NET INCOME	$216,771	$127,000		$343,771

INCOME PER COMMON SHARE,
BASIC AND DILUTED	$0.014	—		$0.008

Weighted average shares of common stock outstanding
Basic common shares	15,697,405	27,327,395		43,024,800
Diluted common shares	15,712,405	27,327,395		43,039,800

(1)	To reflect $4,986,799 reduction in outstanding debt
(2)	Related primarily to income from the discharge of non-related party debt during the period presented
(3)	Any income related to the discharge of non-related party debt is not reflected as a pro forma adjustment since the debt is deemed to have been eliminated on a pro forma basis as of the beginning of the period presented

Qorus.com. Inc.

Pro Forma Statement of Operations for the Year Ended December 31, 2003

(Unaudited)

	Year Ended December 31, 2003
	Historical	Pro Forma Adjustments		Pro Forma

REVENUES	$—	$—		$—

COST OF REVENUES	—	—		—

GROSS PROFIT (LOSS)	—	—

OPERATING EXPENSES:
General and administrative	303,837	—		303,837

LOSS FROM OPERATIONS	(303,837)	—		(303,837)

OTHER INCOME (EXPENSE):
Interest expense	(503,000)	503,000	(1)	—
Other income	1,284	—	(2)	1,284

INCOME (LOSS) BEFORE INCOME TAXES	(805,553)	503,000		(302,553)
INCOME TAXES	—

NET INCOME (LOSS)	$(805,553)	$503,000		$(302,553)

INCOME (LOSS) PER COMMON SHARE, BASIC AND DILUTED	$(0.051)	$—		$(0.007)

Weighted average shares of common stock outstanding

Basic and diluted common shares	15,912,622	27,327,395		43,240,017

(1)	To reflect $4,986,799 reduction in outstanding debt
(2)	Any income related to the discharge of non-related party debt is not reflected as a pro forma adjustment since the debt is deemed to have been eliminated on a pro forma basis as of the beginning of the period presented

(c)	Exhibits.

Exhibit 99	Securities Purchase Agreement dated June 10, 2004 by and among Keating Reverse Merger Fund, LLC, the Company, Thurston Interests, LLC and certain other stockholders of the Company (filed as Exhibit 99 to the Company’s Form 8-K filed on June 16, 2004 and incorporated by reference herein).

Item 8. Change in Fiscal Year.

Not Applicable.

Item 9. Regulation FD Disclosure.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qorus.com, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QORUS.COM, INC.

Date: June 22, 2004	By:	/s/ Kevin R. Keating
Kevin R. Keating, President and Sole Director